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                   AMENDMENT OF AGRICULTURAL CREDIT AGREEMENT


This Amendment of Agricultural Credit Agreement ("Amendment") is made and entered into this 22nd day of August, 1997 by and between SANWA BANK CALIFORNIA (the "Bank") and SCHEID VINEYARDS CALIFORNIA INC. FKA SCHEID VINEYARDS INC. (the "Borrower") with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain agricultural credit agreement between the parties hereto and dated as of June 4, 1997, as it may have been or be amended from time to time, and any and all addenda, riders, exhibits and schedules thereto (collectively, the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend, amend and/or modify the Agreement

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1. REVISED REPORTING REQUIREMENTS - ANNUAL STATEMENTS. The number of days provided for in section 6.09 A. of the Agreement, which is currently 120 days, is hereby modified and changed to be 90 days.

2.  REVISED REPORTING REQUIREMENTS - INTERIM STATEMENTS.  A new section 6.09
C. is added to the Agreement which reads as follows: 6.09 C. Interim Statements. Not later than 45 days after the end of each fiscal quarter, the Borrower's financial statement as of the end of such fiscal quarter.

3. REVISED FINANCIAL CONDITION - NEW WORTH. Section 6.15 A. of the Agreement is hereby amended to read as follows: 6.15 A. Net Worth. A minimum Effective Tangible Net Worth of not less than $20,000,000.00 to be measured quarterly.

4. REVISED FINANCIAL CONDITION - CURRENT RATIO. Section 6.15 B. of the Agreement is hereby amended to read as follows: 6.15 B. Current Ratio. A ratio of current assets to current liabilities of not less than 2.00 to 1.00 to be measured quarterly.

5.  REVISED FINANCIAL CONDITION - DEBT TO NET WORTH RATIO.  A new section
6.15 D. is added to the Agreement which reads as follows: 6.15 D. Debt to Net Worth Ratio. A Debt to Effective Tangible Net Worth ratio of not more than 1.75 to 1.00 to be measured quarterly.

6. INCORPORATION INTO AGREEMENT. On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Agreement shall mean and be referenced to the Agreement as amended by this Amendment.

7. NO WAIVER. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under, the Agreement.

8. CONFIRMATION OF OTHER TERMS AND CONDITIONS. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement which are unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                   BORROWER:

SANWA BANK CALIFORNIA                   SCHEID VINEYARDS CALIFORNIA INC.
                                         FKA SCHEID VINEYARDS INC.

By:/s/Steven R. Edmonston               By:/s/ Alfred G. Scheid
   ----------------------               ---------------------------------
   Steven R. Edmonston,                 Alfred G. Scheid, President
     Authorized Officer

                                        By:/s/ Ernest M. Brown
                                        ----------------------------------
                                        Ernest M. Brown, Secretary